UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07964

ACM MANAGED DOLLAR INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2007

Date of reporting period:  March 31, 2007


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------


ACM Managed Dollar Income Fund


Semi-Annual Report

March 31, 2007


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

O Are Not FDIC Insured
O May Lose Value
O Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




May 25, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for ACM Managed Dollar Income Fund (the "Fund") for the semi-annual reporting period ended March 31, 2007. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "ADF".

Investment Objectives and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation over a period of years. The Fund normally invests at least 35% of its assets in U.S. corporate fixed-income securities. The balance of the Fund's investment portfolio will be invested in fixed-income securities issued or guaranteed by foreign governments and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets will be invested in high-yield, high-risk securities rated below investment-grade and considered to be predominantly speculative. For more information regarding the Fund's risks, please see "A Word About Risk" on pages 4-5 and "Note E--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 36-37.

Investment Results

The table on page 6 shows the Fund's performance compared to its new composite benchmark, a 65%/35% blend of the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) and the Credit Suisse First Boston High Yield (CSFBHY) Index, respectively, for the six- and 12-month periods ended March 31, 2007. In addition, performance for the Fund's old composite benchmark, a 65%/35% blend of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and the CSFBHY Index, respectively, for the same time periods is also included. The JPM EMBI Global is a more appropriate index for the Fund because it contains a broader representation of the emerging market sovereign and quasi-sovereign entities:
Brady bonds, loans, Eurobonds. The JPM EMBI+ is a standard measure of the performance of a basket of unmanaged U.S. high yield debt securities. The Fund's performance is compared to a composite benchmark of both indices because this new composite more closely resembles the composition of the Fund's portfolio.

The Fund outperformed its new composite benchmark for both the six- and 12-month periods ended March 31, 2007. Contributing positively to performance for both periods were the Fund's overweight positions in Latin America, particularly in Brazil and Argentina, which outperformed the benchmark. Although the Fund's country selection of Argentina contributed positively to performance, security selection within Argentina detracted from the Fund's performance during both periods: the Fund's shorter maturity bond selection underperformed Argentina's longer duration bonds.

Within the Fund's high-yield allocation, security selection within the cable, financial and housing industries, as well as the Fund's overweight positions in metal/mining and wireless communications, added to relative performance during the period under review. The Fund's overweight position in the financial sector detracted from perfor-


ACM MANAGED DOLLAR INCOME FUND o 1


mance over the six-month period, as did security selection within the paper/ packaging, utilities and wireless communication industries.

The Fund's use of leverage, at a time when both emerging-market debt and high yield posted strong returns, also contributed to the Fund's outperformance for both periods.

In January of 2007, the Fund received proceeds as a result of the WorldCom class action settlement. The addition of these proceeds positively impacted relative performance for both the six- and 12-month periods ended March 31, 2007.

Market Review and Investment Strategy

The emerging-market debt class, as represented by the J.P. Morgan EMBI Global, posted a solid return of 6.32% for the six-month period ended March 31, 2007, outperforming all fixed-income sectors with the exception of high yield. Emerging-market debt was supported by solid global growth, strong investor demand and ample financial-market liquidity. A temporary spike in volatility, however, returned to the bond market at the end of February as global equity markets sold-off sharply, led by declines in China, then in Europe and the United States. China's sell-off was prompted by the government's proposals to control the market, curbing speculative activity. Emerging-market debt impressed with a quicker recovery than most fixed-income sectors and ended the reporting period with the yield spread returning to near record low levels of 170 basis points over comparable Treasuries.

All countries within the J.P. Morgan EMBI Global posted positive returns, with Latin countries, which returned 7.18%, outpacing the non-Latin countries, which returned 5.32% for the period under review. Emerging debt countries favored during the period included Brazil, Argentina, Peru and Panama. Like most Latin American countries, Brazil benefited from a virtuous cycle of robust net exports, capital inflows, and prudent fiscal and monetary policy. Brazil has shown impressive progress in building dollar reserves and has made great strides in decreasing its external and sovereign debt ratios, two of the most critical factors for advancing to investment-grade.

Argentina continued to be supported by strong growth (8.6% in the fourth quarter of 2007), fiscal surplus and robust trade with the economy benefiting from soft commodity prices. Peru has benefited from strong economic growth and progress in building dollar reserves and decreasing its external and sovereign debt. Panama was supported by a strengthening economy and canal-related fees, services and expansion. Also within the Fund, holdings in Ecuador were eliminated due to political risk.


2 o ACM MANAGED DOLLAR INCOME FUND


The high-yield market, as represented by the CSFBHY Index, posted a solid return of 7.59% for the six-month period ended March 31, 2007, outperforming all fixed-income sectors. High yield continued to be supported by a low default risk environment, strong investor demand for yield and a decline in new issuance. Market volatility remained relatively subdued despite the limited spike in late February and early March due to concerns over subprime mortgage delinquincies. The bout of volatility roiled the lowest subprime mortgage sector but was limited without contagion.

Within its high-yield allocation, the Fund maintained a cautious posture given what the Fund's portfolio management team (the "team") perceived as insufficient compensation for assuming risk and a lack of specific credit opportunities. The team's quantitative analysis indicated that the reward for assuming incremental risk is greatly diminished in times of a flat or inverted yield curve and narrow spreads. Specific credit opportunities remained scarce. At the same time, strong corporate profits, a low default rate and investor demand for yield allowed high yield spreads to remain well below their long-term average even as market and leveraged buyout risks increased. In this environment, the team modestly underweighted more volatile credits and provided thorough diversification to minimze risk.


ACM MANAGED DOLLAR INCOME FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Managed Dollar Income Fund Shareholder Information

The Fund's NYSE trading symbol is "ADF". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and in other newspapers in a table called "Closed-End Funds." For additional shareholder information regarding this Fund, please see page 55.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global), the unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and the unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI Global tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The CSFBHY Index is a standard measure of lower-rated, fixed-income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund may use certain investment techniques that have increased risks. For example, the Fund may use leverage, through borrowings, to enhance its returns. For this purpose the Fund may use reverse repurchase agreements and dollar rolls, which are considered borrowings, as part of its investment strategy. Borrowings allow the Fund to increase the amount of money available to invest in debt securities. As long as the income from the securities financed is greater than the interest cost of the borrowings, the Fund's investors benefit from higher returns than if the Fund were not leveraged.

Reverse repurchase agreements involve sales by a fund of portfolio assets concurrently with an agreement by the fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repur-


(Historical Performance continued on next page)


4 o ACM MANAGED DOLLAR INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)

chase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The use of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock caused by favorable or adverse changes in interest rates. In addition, fluctuations in the interest rates on a fund's borrowings will affect the return to stockholders, with increases in interest rates decreasing the fund's return.

To the extent that the current interest rates on a fund's borrowings approach the net return on the leveraged portion of the fund's investment portfolio, the benefit of leverage to stockholders will be reduced. If the current interest rate on the borrowings were to exceed the net return on that portion of the fund's portfolio, the fund's leverage would result in a lower rate of return to stockholders and in a lower NAV than if a fund were not leveraged.

Part of the Fund's assets will be invested in foreign and emerging markets fixed-income securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. This may have a significant effect on the Fund's asset value. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds (i.e., "junk bonds") involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade securities presents special risks, including credit risk. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


ACM MANAGED DOLLAR INCOME FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


                                                          Returns
THE FUND VS. ITS BENCHMARK                   ----------------------------------
PERIODS ENDED MARCH 31, 2007                     6 Months        12 Months
-------------------------------------------------------------------------------
ACM Managed Dollar Income Fund (NAV)*              7.27%           11.58%

New Benchmark: 65% JPM EMBI Global /
  35% CSFBHY Index                                 6.76%           11.22%

Old Benchmark: 65% JPM EMBI+ /
  35% CSFBHY Index                                 7.04%           11.55%

JPM EMBI Global                                    6.32%           10.86%

JPM EMBI+                                          6.73%           11.35%

CSFBHY Index                                       7.59%           11.83%


The Fund's Market Price per share on March 31, 2007 was $8.15. The Fund's Net Asset Value Price per share on March 31, 2007 was $8.51. For additional Financial Highlights, please see page 43.


* The Fund's performance was positively affected by WorldCom settlement proceeds received between December 26, 2006 and January 5, 2007. For further information please visit:
www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/WCST_DomFunds3.pdf

See Historical Performance and Benchmark disclosures on pages 4-5.


6 o ACM MANAGED DOLLAR INCOME FUND


PORTFOLIO SUMMARY
March 31, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $174.3


SECURITY TYPE BREAKDOWN*
[ ]  43.2%   Corporates-Non-Investment Grade               [PIE CHART OMITTED]
[ ]  35.5%   Emerging Markets-Non-Investment Grade
[ ]  13.1%   Government Related-Non-U.S. Issuers
[ ]   3.7%   Corporates-Investment Grade
[ ]   0.1%   Preferred Stock
[ ]   0.1%   Warrants

[ ]   4.3%   Short-term


* All data are as of March 31, 2007. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


ACM MANAGED DOLLAR INCOME FUND o 7


PORTFOLIO OF INVESTMENTS
March 31, 2007 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
CORPORATES - NON-INVESTMENT GRADE-47.0%
CORPORATES-47.0%
Financial Institutions-1.7%
Banking-0.5%
ALB Finance BV
  9.25%, 9/25/13(a)                                   $   273     $     265,233
Kazkommerts International BV
  8.50%, 4/16/13(a)                                       350           369,208
Russian Standard Finance S.A.
  7.50%, 10/07/10(a)                                      270           258,601
                                                                  -------------
                                                                        893,042
Brokerage-0.7%
E*Trade Financial Corp.
  7.375%, 9/15/13                                         200           209,000
  7.875%, 12/01/15                                        643           693,636
  8.00%, 6/15/11                                          190           199,975
                                                                  -------------
                                                                      1,102,611
Insurance-0.2%
Crum & Foster Holdings Corp.
  10.375%, 6/15/13                                        220           237,600
Liberty Mutual Group
  7.80%, 3/15/37(a)                                        95            92,854
                                                                  -------------
                                                                        330,454
Other Finance-0.3%
TRAINS HY-1-2006
  7.548%, 5/01/16(a)                                      553           562,657
                                                                  -------------
                                                                      2,888,764
Index-1.2%
Dow Jones CDX High Yield
  8.25%, 6/29/10(a)*                                      945           983,651
  8.375%, 12/29/11(a)*                                  1,000         1,028,438
                                                                  -------------
                                                                      2,012,089
Industrial-36.3%
Basic Industry-4.0%
AK Steel Corp.
  7.875%, 2/15/09                                         215           215,000
Arch Western Finance LLC
  6.75%, 7/01/13                                          165           162,319
BCP Crystal US Holdings Corp.
  9.625%, 6/15/14                                           6             6,759
Citigroup (JSC Severstal)
  9.25%, 4/19/14(a)                                       464           502,289
Equistar Chemical Funding LP
  10.125%, 9/01/08                                        480           505,200
  10.625%, 5/01/11                                        145           152,975


8 o ACM MANAGED DOLLAR INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Evraz Group S.A.
  8.25%, 11/10/15(a)                                  $   665     $     682,622
Freeport McMoran Copper & Gold
  8.375%, 4/01/17                                         475           513,594
Hexion US Finance Corp.
  9.75%, 11/15/14(a)                                      115           120,606
  9.86%, 11/15/14(a)(b)                                   115           117,875
Huntsman International LLC
  7.875%, 11/15/14(a)                                     195           201,581
Ineos Group Holdings PLC
  8.50%, 2/15/16(a)                                       385           368,638
Jefferson Smurfit Corp.
  8.25%, 10/01/12                                           8             8,000
Lyondell Chemical Co.
  8.00%, 9/15/14                                          155           162,363
  8.25%, 9/15/16                                          425           454,750
Massey Energy Co.
  6.875%, 12/15/13                                        165           156,544
Nell AF S.a.r.l.
  8.375%, 8/15/15(a)*                                     369           384,682
NewMarket Corp.
  7.125%, 12/15/16(a)                                     195           194,025
Newpage Corp.
  10.00%, 5/01/12                                         285           311,719
Peabody Energy Corp.
  6.875%, 3/15/13                                         660           671,550
Rhodia, SA
  8.875%, 6/01/11                                         625           651,562
The Mosaic Co.
  7.625%, 12/01/16(a)                                     445           469,475
                                                                  -------------
                                                                      7,014,128
Capital Goods-3.9%
Alion Science and Technology Corp.
  10.25%, 2/01/15(a)                                       40            41,200
Allied Waste North America, Inc.
  6.375%, 4/15/11                                         610           608,475
  7.125%, 5/15/16                                         545           554,537
  7.375%, 4/15/14                                         185           187,775
Associated Materials, Inc.
  11.25%, 3/01/14(c)                                      440           309,100
Ball Corp.
  6.875%, 12/15/12                                        450           454,500
Berry Plastics Holding Corp.
  8.875%, 9/15/14                                         275           281,188
Bombardier, Inc.
  8.00%, 11/15/14(a)                                      350           360,500


ACM MANAGED DOLLAR INCOME FUND o 9


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Case New Holland, Inc.
  7.125%, 3/01/14                                    $    205     $     213,200
  9.25%, 8/01/11                                          315           330,750
Covalence Specialty Materials
  10.25%, 3/01/16(a)                                      130           130,000
Crown Americas
  7.625%, 11/15/13                                        375           385,781
Goodman Global Holding Co., Inc.
  7.875%, 12/15/12*                                       280           281,400
L-3 Communications Corp.
  5.875%, 1/15/15                                         345           335,081
Owens Brockway Glass Container
  8.875%, 2/15/09                                         655           668,100
Plastipak Holdings, Inc.
  8.50%, 12/15/15(a)                                      135           143,100
Russell Stanley Holdings, Inc.
  9.00%, 11/30/08(d)                                      365            45,667
Sequa Corp.
  9.00%, 8/01/09                                          235           247,925
Trinity Industries, Inc.
  6.50%, 3/15/14                                          535           529,650
United Rentals North America, Inc.
  7.00%, 2/15/14                                           85            84,788
  7.75%, 11/15/13                                         538           552,795
                                                                  -------------
                                                                      6,745,512
Communications-Media-4.9%
Allbritton Communications Co.
  7.75%, 12/15/12                                         375           384,375
C&M Finance, Ltd.
  8.10%, 2/01/16(a)                                       250           262,500
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12                                          435           441,525
Charter Communications Operations LLC
  8.00%, 4/30/12(a)                                       890           926,712
Clear Channel Communications, Inc.
  5.50%, 9/15/14                                          445           393,962
  5.75%, 1/15/13                                          290           271,925
CSC Holdings, Inc.
  6.75%, 4/15/12(a)                                       325           322,562
  7.625%, 7/15/18                                         410           414,100
Dex Media East LLC
  12.125%, 11/15/12                                       220           240,625
Dex Media West LLC
  8.50%, 8/15/10                                          180           188,325
DirecTV Holdings LLC
  6.375%, 6/15/15                                         605           574,750
Echostar DBS Corp.
  6.375%, 10/01/11                                        325           327,031
  7.125%, 2/01/16                                         160           165,200


10 o ACM MANAGED DOLLAR INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Insight Midwest LP
  9.75%, 10/01/09                                     $   153     $     155,486
Intelsat Bermuda, Ltd.
  8.625%, 1/15/15                                         285           304,950
  11.25%, 6/15/16(a)                                      702           796,770
Lamar Media Corp.
  6.625%, 8/15/15                                         100            97,500
Liberty Media Corp.
  5.70%, 5/15/13                                          150           143,816
  7.875%, 7/15/09                                         120           125,892
  8.25%, 2/01/30                                          150           149,956
Quebecor Media, Inc.
  7.75%, 3/15/16                                          570           585,675
Rainbow National Services LLC
  8.75%, 9/01/12(a)                                       205           218,069
RH Donnelley Corp.
  6.875%, 1/15/13                                         387           376,358
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13                                         190           190,712
Univision Communications, Inc.
  7.85%, 7/15/11                                          270           282,150
XM Satellite Radio, Inc.
  9.75%, 5/01/14*                                         245           247,144
                                                                  -------------
                                                                      8,588,070
Communications-Telecommunications-4.1%
American Tower Corp.
  7.125%, 10/15/12                                        627           645,810
Citizens Communications Co.
  6.25%, 1/15/13                                          490           486,325
Cricket Communications, Inc.
  9.375%, 11/01/14(a)                                     325           344,500
Digicel, Ltd.
  9.25%, 9/01/12(a)                                       349           368,195
Dobson Communications Corp.
  8.375%, 11/01/11                                        143           151,759
  8.875%, 10/01/13                                        185           190,550
Idearc, Inc.
  8.00%, 11/15/16(a)                                      345           355,781
Inmarsat Finance PLC
  7.625%, 6/30/12                                         372           387,810
Kyivstar
  7.75%, 4/27/12(a)                                       100           104,107
L-3 Financing, Inc.
  9.25%, 11/01/14(a)                                      575           590,812
  12.25%, 3/15/13                                         526           615,420
PanAmSat Corp.
  9.00%, 8/15/14                                          313           338,823
Qwest Corp.
  8.875%, 3/15/12                                       1,610         1,779,050


ACM MANAGED DOLLAR INCOME FUND o 11


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Rural Cellular Corp.
  8.25%, 3/15/12                                      $   255     $     266,475
Time Warner Telecom Holdings, Inc.
  9.25%, 2/15/14                                          205           219,350
Windstream Corp.
  8.125%, 8/01/13                                         198           214,335
  8.625%, 8/01/16                                         156           170,625
                                                                  -------------
                                                                      7,229,727
Consumer Cyclical - Automotive-3.3%
Ford Motor Co.
  7.45%, 7/16/31*                                         716           554,005
Ford Motor Credit Co.
  4.95%, 1/15/08                                          380           375,450
  7.00%, 10/01/13                                         533           495,470
  8.11%, 1/13/12(b)                                       630           615,840
General Motors Acceptance Corp.
  6.875%, 9/15/11                                         765           765,741
General Motors Corp.
  8.25%, 7/15/23                                          740           666,000
  8.375%, 7/15/33*                                        720           646,200
Goodyear Tire & Rubber Co.
  8.625%, 12/01/11(a)                                      90            96,750
  9.00%, 7/01/15                                          360           395,100
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13                                         310           301,475
Lear Corp.
  8.50%, 12/01/13                                          80            77,300
  8.75%, 12/01/16                                         420           401,100
Tenneco, Inc.
  8.625%, 11/15/14                                        130           135,525
TRW Automotive, Inc.
  9.375%, 2/15/13                                           1             1,024
Visteon Corp.
  7.00%, 3/10/14                                          310           271,250
                                                                  -------------
                                                                      5,798,230
Consumer Cyclical-Other-5.0%
Boyd Gaming Corp.
  7.75%, 12/15/12                                         255           263,288
Broder Brothers Co.
  11.25%, 10/15/10                                        142           144,840
Gaylord Entertainment Co.
  8.00%, 11/15/13                                         350           358,313
Greektown Holdings
  10.75%, 12/01/13(a)                                     240           256,800
Harrah's Operating Co., Inc.
  5.625%, 6/01/15                                         695           599,437
Host Hotels & Resorts LP
  6.875%, 11/01/14                                         85            86,275
Host Marriott LP
  6.75%, 6/01/16                                          590           594,425


12 o ACM MANAGED DOLLAR INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
KB HOME
  7.75%, 2/01/10                                      $   480     $     474,000
Levi Strauss & Co.
  8.875%, 4/01/16                                         225           240,750
Mandalay Resort Group
  10.25%, 8/01/07                                         535           541,687
MGM MIRAGE
  6.625%, 7/15/15                                         620           595,200
  8.375%, 2/01/11                                         620           652,550
Mohegan Tribal Gaming Authority
  6.375%, 7/15/09                                         155           154,225
  7.125%, 8/15/14                                         150           152,250
NCL Corp.
  10.625%, 7/15/14                                        250           247,500
Park Place Entertainment
  7.00%, 4/15/13                                          305           324,063
  7.875%, 3/15/10                                         150           156,750
Penn National Gaming, Inc.
  6.875%, 12/01/11                                        430           430,000
Riviera Holdings Corp.
  11.00%, 6/15/10                                         385           401,362
Six Flags, Inc.
  9.625%, 6/01/14*                                        290           272,600
Station Casinos, Inc.
  6.625%, 3/15/18                                          85            75,650
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(a)                                     300           304,500
Universal City Development Partners
  11.75%, 4/01/10                                         335           354,681
Universal City Florida Holding Co.
  8.375%, 5/01/10                                         110           113,438
William Lyon Homes, Inc.
  10.75%, 4/01/13                                         206           198,790
Wynn Las Vegas LLC
  6.625%, 12/01/14                                        695           688,050
                                                                  -------------
                                                                      8,681,424
Consumer Cyclical - Retailers-1.1%
Autonation, Inc.
  7.36%, 4/15/13(b)                                        55            55,550
Bon-Ton Department Stores, Inc.
  10.25%, 3/15/14*                                        235           252,331
Burlington Coat Factory Warehouse Corp.
  11.125%, 4/15/14                                        130           132,600
Couche-Tard
  7.50%, 12/15/13                                         333           342,158
GSC Holdings Corp
  8.00%, 10/01/12                                         610           646,600


ACM MANAGED DOLLAR INCOME FUND o 13


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Rite Aid Corp.
  6.875%, 8/15/13                                     $   230     $     202,400
  9.25%, 6/01/13                                          210           208,950
                                                                  -------------
                                                                      1,840,589
Consumer Non-Cyclical-4.3%
Aramark Corp.
  8.50%, 2/01/15(a)                                       385           400,400
Chaoda Modern Agriculture
  7.75%, 2/08/10                                          519           525,487
Concentra Operating Corp.
  9.125%, 6/01/12                                           5             5,338
  9.50%, 8/15/10                                          280           295,400
DaVita, Inc.
  7.25%, 3/15/15                                          350           353,937
Dole Food Co.
  8.875%, 3/15/11                                          92            90,850
Dole Food Co., Inc.
  7.25%, 6/15/10                                            5             4,775
  8.625%, 5/01/09                                         180           179,550
Elan Finance Corp.
  7.75%, 11/15/11                                         590           579,675
Hanger Orthopedic Group, Inc.
  10.25%, 6/01/14                                         190           201,875
HCA, Inc.
  6.25%, 2/15/13                                            5             4,544
  6.375%, 1/15/15                                         415           354,306
  6.50%, 2/15/16                                          290           246,863
  6.75%, 7/15/13                                           10             9,225
  7.875%, 2/01/11                                         415           422,781
  9.625%, 11/15/16(a)                                     485           523,800
Healthsouth Corp.
  10.75%, 6/15/16(a)                                      250           271,875
Iasis Healthcare LLC
  8.75%, 6/15/14                                          270           279,450
Reynolds American, Inc.
  7.25%, 6/01/12-6/01/13                                  825           864,510
  7.625%, 6/01/16                                         290           308,511
Select Medical Corp.
  7.625%, 2/01/15                                         285           256,500
Stater Brothers Holdings
  8.125%, 6/15/12                                         165           169,950
Tenet Healthcare Corp.
  7.375%, 2/01/13                                         270           250,763
  9.875%, 7/01/14                                         150           151,500
Universal Hospital Services, Inc.
  10.125%, 11/01/11                                       260           276,250
Ventas Realty LP
  6.75%, 4/01/17                                          157           162,495
Visant Corp.
  7.625%, 10/01/12                                        210           213,675
                                                                  -------------
                                                                      7,404,285


14 o ACM MANAGED DOLLAR INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Energy-1.1%
Chesapeake Energy Corp.
  7.50%, 9/15/13                                      $   185     $     193,325
  7.75%, 1/15/15                                          485           505,612
Compagnie Generale de Geophysique-Veritas
  7.50%, 5/15/15                                           10            10,300
  7.75%, 5/15/17                                           25            26,063
Complete Production Services, Inc.
  8.00%, 12/15/16(a)                                      140           143,500
Hilcorp Energy
  7.75%, 11/01/15(a)                                      100            98,250
OPTI Canada, Inc.
  8.25%, 12/15/14(a)                                       68            70,805
PetroHawk Energy Corp.
  9.125%, 7/15/13                                         217           231,105
Range Resources Corp.
  7.50%, 5/15/16                                          265           272,950
Tesoro Corp.
  6.25%, 11/01/12                                         400           405,500
                                                                  -------------
                                                                      1,957,410
Other Industrial-0.3%
FastenTech, Inc.
  11.50%, 5/01/11                                         170           180,412
RBS Global & Rexnord Corp.
  9.50%, 8/01/14                                          250           260,000
RBS Global, Inc. & Rexnord Corp.
  11.75%, 8/01/16                                         115           123,913
                                                                  -------------
                                                                        564,325
Services-1.0%
Avis Budget Car Rental
  7.75%, 5/15/16(a)                                       315           321,300
Noble Group, Ltd.
  6.625%, 3/17/15(a)                                      401           376,591
Service Corp. International
  6.50%, 3/15/08                                          605           608,025
  7.70%, 4/15/09                                          270           280,800
West Corp.
  9.50%, 10/15/14(a)                                       80            82,800
                                                                  -------------
                                                                      1,669,516
Technology-2.7%
Amkor Technology, Inc.
  9.25%, 6/01/16                                          175           182,437
Avago Technologies Finance
  10.125%, 12/01/13                                       230           248,975
Computer Associates, Inc.
  4.75%, 12/01/09(a)                                      200           196,424
Flextronics International, Ltd.
  6.50%, 5/15/13                                          535           529,650


ACM MANAGED DOLLAR INCOME FUND o 15


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Freescale Semiconductor, Inc.
  8.875%, 12/15/14(a)(e)                              $   580     $     580,725
  10.125%, 12/15/16(a)                                    145           145,363
Iron Mountain, Inc.
  6.625%, 1/01/16                                         335           323,275
Nortel Networks Corp.
  6.875%, 9/01/23                                         280           260,400
Nortel Networks, Ltd.
  10.125%, 7/15/13(a)                                     235           257,912
NXP BV
  8.11%, 10/15/13(a)(b)                                   170           174,888
  9.50%, 10/15/15(a)                                       80            82,600
Seagate Technology HDD Holdings
  6.375%, 10/01/11                                        443           443,000
  6.80%, 10/01/16                                         221           222,105
SERENA Software, Inc.
  10.375%, 3/15/16                                        270           291,600
SunGard Data Systems, Inc.
  9.125%, 8/15/13                                         740           793,650
                                                                  -------------
                                                                      4,733,004
Transportation - Airlines-0.3%
AMR Corp.
  9.00%, 8/01/12*                                         242           254,100
Continental Airlines, Inc.
  7.875%, 7/02/18                                          84            87,774
  8.75%, 12/01/11                                         260           254,800
                                                                  -------------
                                                                        596,674
Transportation - Services-0.3%
Hertz Corp.
  Class A
  8.875%, 1/01/14                                         205           220,887
  10.50%, 1/01/16                                         235           267,900
                                                                  -------------
                                                                        488,787
                                                                  -------------
                                                                     63,311,681
Non Corporates-2.5%
Derivative-2.5%
Racers
  Series 06-6-T
  5.30%, 5/01/07(a)(b)                                  4,200         4,447,191

Utilities-5.3%
Electric-3.7%
AES Corp.
  7.75%, 3/01/14                                          555           582,750
  8.75%, 5/15/13(a)                                        75            79,875
  9.00%, 5/15/15(a)                                       115           122,906
Allegheny Energy Supply Co. LLC
  7.80%, 3/15/11                                          280           297,500
  8.25%, 4/15/12(a)                                       495           542,025


16 o ACM MANAGED DOLLAR INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Aquila, Inc.
  14.875%, 7/01/12*                                   $   260     $     338,650
CMS Energy Corp.
  8.50%, 4/15/11                                          215           233,813
Dynegy Holdings, Inc.
  8.375%, 5/01/16                                         390           405,600
Edison Mission Energy
  7.50%, 6/15/13                                          500           516,250
  7.75%, 6/15/16                                          170           177,225
Mirant Americas Generation LLC
  8.50%, 10/01/21                                         210           213,150
NRG Energy, Inc.
  7.25%, 2/01/14                                           85            87,125
  7.375%, 2/01/16-1/15/17                                 920           944,743
Reliant Energy, Inc.
  6.75%, 12/15/14                                          65            68,656
  9.50%, 7/15/13                                          390           424,613
Sierra Pacific Resources
  8.625%, 3/15/14                                         260           281,250
TECO Energy, Inc.
  7.00%, 5/01/12                                          425           448,375
TXU Corp.
  5.55%, 11/15/14                                         475           420,697
  6.50%, 11/15/24                                         379           319,430
                                                                  -------------
                                                                      6,504,633
Natural Gas-1.6%
El Paso Corp.
  7.375%, 12/15/12                                        265           283,550
El Paso Production Holding Co.
  7.75%, 6/01/13                                          385           402,325
Northwest Pipeline Corp.
  8.125%, 3/01/10                                         315           327,798
Regency Energy Partners LP
  8.375%, 12/15/13(a)                                     300           306,000
The Williams Cos., Inc.
  7.625%, 7/15/19                                       1,365         1,484,438
                                                                  -------------
                                                                      2,804,111
                                                                  -------------
                                                                      9,308,744
Total Corporates - Non-Investment Grade
  (cost $84,457,698)                                                 81,968,469

EMERGING MARKETS -
  NON-INVESTMENT GRADE-38.7%
CORPORATES-1.3%
Financial Institutions-0.6%
Banking-0.3%
Alpha Bond Issuance PLC for OJC
  8.625%, 12/09/15(b)                                     225           224,795


ACM MANAGED DOLLAR INCOME FUND o 17


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Banco BMG S.A.
  9.15%, 1/15/16(a)                                   $   350     $     375,375
                                                                  -------------
                                                                        600,170
Finance-0.3%
Iirsa Norte Finance, Ltd.
  8.75%, 5/30/24(a)                                       391          $459,284
                                                                  -------------
                                                                      1,059,454
Industrial-0.7%
Communications - Media-0.1%
Gallery Capital
  10.125%, 5/15/13(a)                                     249           241,530

Communications - Telecommunication-0.4%
Mobile Telesystems Finance S.A.
  9.75%, 1/30/08(a)                                       625           643,438

Consumer Cyclical - Other-0.2%
Royal Caribbean Cruises, Ltd.
  8.00%, 5/15/10                                          385           409,464
                                                                  -------------
                                                                      1,294,432
                                                                  -------------
                                                                      2,353,886
SOVEREIGNS-37.4%
Argentina-4.5%
Republic of Argentina
  5.475%, 8/03/12(b)                                    3,275         3,104,472
  7.00%, 3/28/11                                          275           272,297
  8.28%, 12/31/33(f)                                    3,871         4,509,263
                                                                  -------------
                                                                      7,886,032
Brazil-8.5%
Republic of Brazil
  7.125%, 1/20/37                                       4,602         5,057,598
  8.00%, 1/15/18                                        2,099         2,369,771
  8.25%, 1/20/34                                        3,519         4,404,028
  8.875%, 10/14/19                                      2,329         2,943,856
                                                                  -------------
                                                                     14,775,253
Columbia-1.6%
Republic of Colombia
  7.375%, 9/18/37                                         824           896,512
  10.75%, 1/15/13                                         237           293,643
  11.75%, 2/25/20                                       1,028         1,506,020
                                                                  -------------
                                                                      2,696,175
Costa Rica-0.2%
Republic of Costa Rica
  8.05%, 1/31/13(a)                                       181           198,376
  8.11%, 2/01/12(a)                                       188           202,852
                                                                  -------------
                                                                        401,228
Dominican Republic-0.3%
Dominican Republic
  8.625%, 4/20/27(a)                                      370           425,500


18 o ACM MANAGED DOLLAR INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
El Salvador-0.5%
Republic of El Salvador
  7.625%, 9/21/34(a)                                  $   150     $     172,875
  7.65%, 6/15/35(a)                                       280           319,900
  8.50%, 7/25/11(a)                                       400           441,600
                                                                  -------------
                                                                        934,375
Indonesia-1.5%
Republic of Indonesia
  6.75%, 3/10/14(a)                                       945           982,800
  6.875%, 3/09/17(a)                                      378           397,935
  7.25%, 4/20/15(a)                                       476           511,700
  7.50%, 1/15/16(a)                                       270           295,645
  8.50%, 10/12/35(a)                                      390           477,578
                                                                  -------------
                                                                      2,665,658
Jamaica-0.3%
Government of Jamaica
  9.25%, 10/17/25                                         100           114,500
  10.625%, 6/20/17                                        270           328,050
                                                                  -------------
                                                                        442,550
Lebanon-0.6%
Lebanese Republic
  7.875%, 5/20/11(a)                                      325           318,988
  10.125%, 8/06/08(a)                                     556           565,452
  11.625%, 5/11/16(a)                                     146           171,550
                                                                  -------------
                                                                      1,055,990
Panama-2.9%
Republic of Panama
  6.70%, 1/26/36                                            3             3,113
  7.125%, 1/29/26                                         927         1,001,160
  7.25%, 3/15/15                                        2,055         2,224,537
  8.875%, 9/30/27                                         559           712,166
  9.375%, 7/23/12-4/01/29                                 928         1,153,658
                                                                  -------------
                                                                      5,094,634
Peru-3.2%
Republic of Peru
  7.35%, 7/21/25                                        2,611         2,970,012
  8.375%, 5/03/16                                         778           923,875
  8.75%, 11/21/33(f)                                    1,299         1,708,185
  9.875%, 2/06/15                                          19            24,159
                                                                  -------------
                                                                      5,626,231
Philippines-4.6%
Republic of Philippines
  7.50%, 9/25/24                                          700           769,125
  7.75%, 1/14/31                                          340           383,350
  8.25%, 1/15/14                                          226           253,459
  8.375%, 2/15/11                                          31            33,837
  8.875%, 3/17/15                                       1,888         2,213,680
  9.00%, 2/15/13                                           44            50,666


ACM MANAGED DOLLAR INCOME FUND o 19


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  9.50%, 2/02/30                                      $   431     $     572,152
  9.875%, 1/15/19(f)                                    2,628         3,387,492
  10.625%, 3/16/25                                        205           290,587
                                                                  -------------
                                                                      7,954,348
Turkey-4.3%
Republic of Turkey
  6.875%, 3/17/36                                       1,161         1,110,206
  7.00%, 6/05/20                                        1,150         1,157,475
  7.375%, 2/05/25                                       1,523         1,561,075
  9.50%, 1/15/14                                          151           175,432
  11.00%, 1/14/13                                         610           745,725
  11.50%, 1/23/12                                       1,447         1,763,893
  11.75%, 6/15/10                                         883         1,035,318
                                                                  -------------
                                                                      7,549,124
Ukraine-0.3%
Government of Ukraine
  6.58%, 11/21/16(a)                                      334           338,676
  7.65%, 6/11/13(a)                                       217           235,228
                                                                  -------------
                                                                        573,904
Uruguay-1.2%
Republic of Uruguay
  7.625%, 3/21/36                                         140           155,218
  7.875%, 1/15/33(e)                                    1,078         1,219,372
  8.00%, 11/18/22                                          92           104,427
  9.25%, 5/17/17                                          505           618,625
                                                                  -------------
                                                                      2,097,642
Venezuela-2.9%
Republic of Venezuela
  5.75%, 2/26/16                                          733           687,817
  6.00%, 12/09/20                                         127           117,031
  6.36%, 4/20/11(a)(b)                                    120           118,776
  7.00%, 12/01/18(a)                                      501           508,014
  9.25%, 9/15/27                                        1,317         1,644,933
  10.75%, 9/19/13                                       1,500         1,822,500
  13.625%, 8/15/18                                         35            51,503
                                                                  -------------
                                                                      4,950,574
                                                                  -------------
                                                                     65,129,218
Total Emerging Markets -
  Non-Investment Grade
  (cost $59,646,658)                                                 67,483,104

GOVERNMENT-RELATED -
  NON-US ISSUERS-14.3%
SOVEREIGNS-14.3%
Bulgaria-0.3%
Republic of Bulgaria
  8.25%, 1/15/15(a)                                       355           419,788


20 o ACM MANAGED DOLLAR INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Malaysia-0.9%
Government of Malaysia
  7.50%, 7/15/11                                      $ 1,461     $   1,588,367

Mexico-6.4%
United Mexican States
  8.00%, 9/24/22(f)                                     2,472         3,046,740
  8.125%, 12/30/19(f)                                   5,135         6,303,212
  11.375%, 9/15/16                                      1,296         1,863,000
                                                                  -------------
                                                                     11,212,952
Russia-6.6%
Russian Federation
  5.00%, 3/31/30(a)                                     7,155         8,114,280
  11.00%, 7/24/18(a)                                      435           628,140
Russian Ministry of Finance
  3.00%, 5/14/08-5/14/11                                2,880         2,772,644
                                                                  -------------
                                                                     11,515,064
South Africa-0.1%
Republic of South Africa
  7.375%, 4/25/12                                         142           154,248

Total Government-Related - Non-US Issuers
  (cost $19,955,773)                                                 24,890,419

CORPORATES-INVESTMENT GRADE-4.0%
CORPORATES-4.0%
Financial Institutions-0.3%
Insurance-0.3%
Coventry Health Care, Inc.
  5.875%, 1/15/12                                         160           162,550
Liberty Mutual Group
  5.75%, 3/15/14(a)                                       280           279,236
                                                                  -------------
                                                                        441,786
                                                                  -------------
                                                                        441,786
Industrial-2.8%
Basic Industry-0.8%
International Steel Group, Inc.
  6.50%, 4/15/14                                          577           600,801
Ispat Inland ULC
  9.75%, 4/01/14                                          239           263,766
Southern Peru Copper Corp.
  7.50%, 7/27/35                                          300           323,363
Vale Overseas, Ltd.
  6.875%, 11/21/36                                        279           288,120
                                                                  -------------
                                                                      1,476,050
Communications - Media-0.4%
Rogers Cable, Inc.
  6.75%, 3/15/15                                          620           641,700


ACM MANAGED DOLLAR INCOME FUND o 21


                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Communications - Telecommunications-0.5%
Rogers Wireless Communications, Inc.
  7.25%, 12/15/12                                     $   335     $     358,031
  7.50%, 3/15/15                                          508           550,545
                                                                  -------------
                                                                        908,576
Consumer Non-Cyclical-0.1%
Cadbury Schweppes Finance
  5.125%, 10/01/13(a)                                     145           140,295

Energy-0.9%
Petronas Capital, Ltd.
  7.00%, 5/22/12(a)                                       794           856,782
TNK-BP Finance
  7.50%, 7/18/16(a)                                       575           606,713
Tyumen Oil Co.
  11.00%, 11/06/07(a)                                      70            71,988
                                                                  -------------
                                                                      1,535,483
Technology-0.1%
Electronic Data Systems Corp.
  6.50%, 8/01/13                                          178           181,854
                                                                  -------------
                                                                      4,883,958
Non Corporate Sector-0.6%
Agency - Not Government Guaranteed-0.6%
Gazprom OAO
  9.625%, 3/01/13(a)                                      890         1,052,514

Utilities-0.3%
Electric-0.1%
MMG Fiduciary (AES EL Salvador)
  6.75%, 2/01/16(a)                                       270           269,966

Natural Gas-0.2%
Tennessee Gas Pipeline Co.
  7.00%, 10/15/28                                         290           310,493
                                                                  -------------
                                                                        580,459
Total Corporates - Investment Grade
  (cost $6,809,197)                                                   6,958,717

PREFERRED STOCK-0.2%
Financial Institutions-0.2%
Real Estate Investment Trust-0.2%
Sovereign Real Estate Investment Corp.
  (cost $168,350)                                         185           287,848


22 o ACM MANAGED DOLLAR INCOME FUND


                                                       Shares      U.S. $ Value
-------------------------------------------------------------------------------
WARRANTS-0.1%
SOVEREIGNS-0.1%
Nigeria-0.1%
Central Bank of Nigeria Warrants, expiring
  11/15/20                                              1,000     $     255,000

Venezuela-0.0%
Republic of Venezuela Warrants, expiring
  4/15/20                                               7,140                --

Total WARRANTS
  (cost $0)                                                             255,000

SHORT-TERM INVESTMENT-4.7%
Mutual Fund-4.7%
AllianceBernstein Fixed Income Shares, Inc.-
  Prime STIF Portfolio
  (cost $8,106,978)                                 8,106,978         8,106,978

Total Investments Before Security Lending
  Collateral-108.9%
  (cost $179,144,653)                                               189,950,535

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-1.5%
Short-Term Investment-1.5%
UBS Private Money Market Fund, LLC
  (cost $2,670,898)                                 2,670,898         2,670,898

Total Investments-110.5%
  (cost $181,815,552)                                               192,621,433
Other assets less liabilities-(10.5)%                               (18,260,133)

Net Assets-100%                                                   $ 174,361,300


CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                            Notional                               Unrealized
Swap Counterparty &          Amount     Interest    Termination   Appreciation/
Referenced Obligations        (000)       Rate          Date     (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:

Citigroup Global
  Markets, Inc.                 350        .50%       11/26/13        (4,991)
  Republic of Hungary
  4.50%, 2/06/13

JP Morgan Chase               1,380        .30        10/20/15         2,301
  Republic of Hungary
  4.75%, 2/03/15

Lehman Brothers               1,920       1.26         3/21/10        (7,532)
  Republic of Venezuela
  9.25%, 9/15/27



ACM MANAGED DOLLAR INCOME FUND o 23


                            Notional                               Unrealized
Swap Counterparty &          Amount     Interest    Termination   Appreciation/
Referenced Obligations        (000)       Rate          Date     (Depreciation)
-------------------------------------------------------------------------------
Sale Contracts:

Citigroup Global
  Markets, Inc.               2,562       1.98         4/20/07        25,660
  Republic of Brazil
  12.25%, 3/06/30

Citigroup Global
  Markets, Inc.                 510       4.95         3/20/09        42,945
  Republic of Philippines
  10.625%, 3/16/25

Credit Suisse First Boston      750       6.90         6/20/07        26,031
  Republic of Brazil
  12.25%, 3/06/30

Deutsche Bank AG              2,562       1.90         4/20/07        24,480
  Republic of Brazil
  12.25%, 3/06/30

JP Morgan Chase               1,490       1.04        10/20/10        27,261
  Gazprom OAO
  10.50%, 10/21/09

Lehman Brothers               3,510       0.69         3/21/08         3,250
  Republic of Venezuela
  9.25%, 9/15/27

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker                       Interest Rate       Maturity           Amount
-------------------------------------------------------------------------------
Barclays Capital, Inc.           5.00%           12/31/07        $  6,293,614
Barclays Capital, Inc.           5.00            12/31/07           3,119,950
Barclays Capital, Inc.           5.15            12/31/07           3,511,210
Chase Manhattan Bank             0.10            12/31/07           4,366,849
Chase Manhattan Bank             5.00            12/31/07           1,687,585
                                                                 $ 18,979,208


* Represents entire or partial securities out on loan. See Note F for securities lending information.

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the aggregate market value of these securities amounted to $42,396,432 or 24.3% of net assets.

(b)  Variable rate coupon, rate shown as of March 31, 2007.

(c) Indicates a security with a step coupon. The security is issued with a zero coupon and steps to the stated coupon at a predetermined date and remains in effect until final maturity.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This Security, which represents 0.0% of net assets as of March 31, 2007, is considered illiquid and restricted. Security is in default, is non-income producing and valued at fair value.


24 o ACM MANAGED DOLLAR INCOME FUND


                              Acquisition   Acquisition   Market  Percentage of
Restricted Security               Date          Cost       Value    Net Assets
-------------------------------------------------------------------------------
Russell-Stanley Holdings, Inc.   2/26/99    $5,111,352    $45,667      0.03%
9.00%, 11/30/08


(e)  Pay-In-Kind Payments (PIK).

(f) Positions, or portions thereof, with a market value of $18,413,414 have been segregated to collateralize reverse repurchase agreements.

Glossary of Terms:

TBA - To Be Announced.


See notes to financial statements.


ACM MANAGED DOLLAR INCOME FUND o 25


STATEMENT OF ASSETS & LIABILITIES
March 31, 2007 (unaudited)

Assets
Investments in securities, at value
  Unaffiliated issuers (cost $173,708,574--including
    investment cash collateral for securities loaned of
    $2,670,898)                                                $ 184,514,455(a)
  Affiliated issuers (cost $8,106,978)                             8,106,978
Cash                                                                 403,173
Interest and dividends receivable                                  3,205,766
Unrealized appreciation of swap agreements                           151,928
Receivable for investment securities sold                             35,955
Total assets                                                     196,418,255

Liabilities
Payable for reverse repurchase agreement                          18,979,208
Payable for collateral received on securities loaned               2,670,898
Advisory fee payable                                                 128,638
Tender fess payable                                                   75,514
Payable for investment securities purchased                           14,533
Administrative fee payable                                            20,579
Unrealized depreciation of swap agreements                            12,523
Transfer Agent fee payable                                             2,055
Accrued expenses and other liabilities                               153,007
Total liabilities                                                 22,056,955
Net Assets                                                     $ 174,361,300

Composition of Net Assets
Common stock, at par                                           $     204,937
Additional paid-in capital                                       278,179,061
Distributions in excess of net investment income                    (488,398)
Accumulated net realized loss on investment transactions        (114,526,283)
Net unrealized appreciation of investments                        10,991,983
                                                               $ 174,361,300
Net Asset Value Per Share--300 million shares of
capital stock authorized, $.01 par value
  (based on 20,493,702 common shares outstanding)                      $8.51


(a)  Includes securities on loan with a value of $2,566,295 (see Note F).

See notes to financial statements.


26 o ACM MANAGED DOLLAR INCOME FUND


STATEMENT OF OPERATIONS
Six Months Ended March 31, 2007 (unaudited)

Investment Income
Interest
  Unaffiliated issuers                            $  6,856,732
  Affiliated issuers                                   130,971
Dividends                                               26,100     $  7,013,803

Expenses
Advisory fee                                           642,918
Administrative fee                                     102,877
Legal                                                   53,809
Audit                                                   40,212
Printing                                                38,096
Custodian                                               35,652
Directors' fees and expenses                            21,596
Registration fees                                       11,788
Transfer agency                                          5,765
Miscellaneous                                            8,165
Total expenses                                         960,878
Interest expense                                       438,757
Net expenses                                                          1,399,635
Net investment income                                                 5,614,168

Realized and Unrealized Gain
on Investment Transactions
Net realized gain on:
  Investment transactions                                             1,440,016
  Swap contracts                                                        154,300
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                         4,564,242
  Swap contracts                                                       (143,101)
Net gain on investment transactions                                   6,015,457

Net Increase in Net Assets
  from Operations                                                  $ 11,629,625


See notes to financial statements.


ACM MANAGED DOLLAR INCOME FUND o 27


STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months
                                                     Ended         Year Ended
                                                March 31, 2007    September 30,
                                                  (unaudited)         2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
Net investment income                           $    5,614,168   $   12,305,592
Net realized gain on investment
  transactions                                       1,594,316       13,142,432
Net change in unrealized
  appreciation/depreciation
  of investments                                     4,421,141      (14,430,530)
Net increase in net assets
  resulting from operations                         11,629,625       11,017,494

Dividends to
Shareholders from
Net investment income                               (5,717,610)     (12,533,183)

Common Stock Transactions
Tender offer (resulting in the redemption
  of 0 and 1,078,616 shares of
  common stock, respectively)                               -0-      (8,434,777)
Tender offer costs                                          -0-        (160,449)
Total increase (decrease)                            5,912,015      (10,110,915)

Net Assets
Beginning of period                                168,449,285      178,560,200
End of period (including distributions in
  excess of net investment income of
  $488,398 and $384,956, respectively)          $  174,361,300   $  168,449,285


See notes to financial statements.


28 o ACM MANAGED DOLLAR INCOME FUND


STATEMENT OF CASH FLOWS
Six Months Ended March 31, 2007 (unaudited)

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received                  $   6,802,785
Interest expense paid                                 (239,507)
Operating expenses paid                               (887,647)
Net increase in cash from
  operating activities                                            $   5,675,631

Investing Activities:
Purchases of long-term investments                 (38,601,030)
Proceeds from disposition of
  long-term investments                             40,916,399
Proceeds from disposition of short-term
  investments, net                                  (3,906,978)
Proceeds from swap contracts                           154,300
Net decrease in cash from
  investing activities                                               (1,437,309)

Financing Activities*:
Cash dividends paid                                 (5,717,610)
Proceeds from reverse
  repurchase agreements                              1,242,109
Net decrease in cash from
  financing activities                                               (4,475,501)
Net decrease in cash                                                   (237,179)
Cash at beginning of period                                             640,352
Cash at end of period                                             $     403,173

-------------------------------------------------------------------------------

Reconciliation of Net Increase in Net
Assets from Operations to Net Increase
in Cash from Operating Activities:
Net increase in net assets from
  operations                                                      $  11,629,625

Adjustments:
Decrease in interest and
  dividends receivable                           $     122,169
Accretion of bond discount and
  amortization of bond premium                        (133,937)
Increase in accrued expenses                            73,231
Net realized gain on investment
  transactions                                      (1,594,316)
Net change in unrealized
  appreciation/depreciation of
  investments                                       (4,421,141)
Total adjustments                                                    (5,953,994)

Net increase in cash from operating
  Activities                                                      $   5,675,631


* Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.

See notes to financial statements


ACM MANAGED DOLLAR INCOME FUND o 29


NOTES TO FINANCIAL STATEMENTS
March 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market,
(OTC) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known


30 o ACM MANAGED DOLLAR INCOME FUND


as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ACM MANAGED DOLLAR INCOME FUND o 31


5. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75 of 1% of the average weekly adjusted net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended March 31, 2007, the Fund reimbursed $280 to ABIS.

Under the terms of the Administration Agreement, the Fund pays Princeton Administrators, LLC (the "Administrator") a fee at an annual rate of .12 of 1% of the average weekly adjusted net assets of the Fund, but in no event less than $12,500 per month. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.--Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.--Government STIF Portfolio (collectively, the "STIF Portfolios"), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2007, were as follows:

                                                   Purchases          Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $   37,191,515   $   39,355,965
U.S. government securities                                  -0-              -0-


32 o ACM MANAGED DOLLAR INCOME FUND


The cost of investments for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation (excluding written options and swap contracts) are as follows:

Gross unrealized appreciation                                    $   15,940,811
Gross unrealized depreciation                                        (5,134,930)
Net unrealized appreciation                                      $   10,805,881

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the six months ended March 31, 2007 the Fund had no transactions in written options.


ACM MANAGED DOLLAR INCOME FUND o 33


2. Swap Agreements

The Fund may enter into swaps on sovereign debt obligations to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) interim fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no


34 o ACM MANAGED DOLLAR INCOME FUND


credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At March 31, 2007, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $11,384,000, with net unrealized appreciation of $251,760 and terms ranging from less than 1 year to 3 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. As of March 31, 2007, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty of certain Sale Contracts outstanding.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended March 31, 2007, the average amount of reverse repurchase agreements outstanding was $19,694,080 and the daily weighted average annual interest rate was 4.41%.

NOTE D

Capital Stock

During the six months ended March 31, 2007 and the year ended September 30, 2006, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan.

On July 5, 2006, the Fund purchased and retired 1,078,616 shares of its outstanding common stock for $7.82 per share pursuant to a tender offer. The Fund incurred costs of $170,000, which were charged to additional paid in capital. At July 5, 2006, 20,493,702 shares of common stock were outstanding. The purpose of the tender offer was to fulfill an undertaking made in connection with the initial public offering price of the Fund's shares.


ACM MANAGED DOLLAR INCOME FUND o 35


NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies and foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Leverage Risk--The Fund may use certain investment techniques that have increased risks. For example, the Fund may use leverage, through borrowings, to enhance its returns. For this purpose, the Fund may use reverse repurchase agreements and dollar rolls, which are considered borrowings, as part of its investment strategy. Borrowings allow the Fund to increase the amount of money available to invest in debt securities. As long as the income from the securities financed is greater than the interest cost of the borrowings, the Fund's investors benefit from higher returns than if the Fund were not leveraged.

The use of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock caused by favorable or adverse changes in interest rates. In addition, fluctuations in the interest rates on a fund's borrowings will affect the return to stockholders, with increases in interest rates decreasing the fund's return.


36 o ACM MANAGED DOLLAR INCOME FUND


To the extent that the current interest rate on a fund's borrowings approaches the net return on the leveraged portion of the fund's investment portfolio, the benefit of leverage to stockholders will be reduced. If the current interest rate on the borrowings were to exceed the net return on that portion of the fund's portfolio, the fund's leverage would result in a lower rate of return to stockholders and in a lower NAV than if a fund were not leveraged.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, theFund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of March 31, 2007, the Fund had loaned securities with a value of $2,566,295 and received cash collateral of $2,670,898, which was invested in a money market fund as included in the portfolio of investments. For the six months ended March 31, 2007, the Fund earned fee income of $6,368, which is included in interest income in the accompanying statement of operations.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid during the year ended September 30, 2007 will be determined at the end of the current fiscal year. The tax


ACM MANAGED DOLLAR INCOME FUND o 37


character of the distributions paid to shareholders during the fiscal years ended September 30, 2006 and September 30, 2005 were as follows:

                                                 2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $   12,533,183   $   15,094,355
Total taxable distributions                     12,533,183       15,094,355
Tax return of capital                                   -0-              -0-
Total distributions paid                    $   12,533,183   $   15,094,355

As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $ (115,812,596)(a)
Unrealized appreciation/(depreciation)                            5,877,883(b)
Total accumulated earnings/(deficit)                         $ (109,934,713)


(a) On September 30, 2006, the Fund had a net capital loss carryforward of $115,812,596 of which $26,804,736 expires in the year 2007, $24,635,181 expires in the year 2008, $10,899,598 expires in the year 2009, $33,249,705 expires in 2010 and $20,223,376 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $13,260,337.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same


38 o ACM MANAGED DOLLAR INCOME FUND


practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Com-


ACM MANAGED DOLLAR INCOME FUND o 39


mission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control per-


40 o ACM MANAGED DOLLAR INCOME FUND


sons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.

NOTE I

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years


ACM MANAGED DOLLAR INCOME FUND o 41


beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

NOTE J

Subsequent Events

At a meeting of the Board of Directors of the Fund held on November 2, 2006, the Board appointed the Adviser as the Fund's administrator, effective April 1, 2007, to act pursuant to the terms of an Administration Agreement. Pursuant to the Administration Agreement, the Fund will reimburse the Adviser for its costs incurred for providing administrative services.


42 o ACM MANAGED DOLLAR INCOME FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                        Six Months
                                          Ended
                                         March 31,                     Year Ended September 30,
                                           2007     ---------------------------------------------------------------
                                       (unaudited)      2006         2005        2004(a)      2003        2002(b)
                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $8.22        $8.28        $7.87        $7.68        $5.58        $6.33

Income From Investment
  Operations
Net investment income(c)                    .27          .58          .65          .76          .81          .84
Net realized and unrealized
  gain (loss) on investment
  transactions                              .30         (.05)         .43          .23         2.10         (.71)
Net increase (decrease) in net
  asset value from operations               .57          .53         1.08          .99         2.91          .13

Less: Dividends and
  Distributions
Dividends from net investment
  income                                   (.28)        (.59)        (.67)        (.80)        (.81)        (.85)
Tax return of capital                        -0-          -0-          -0-          -0-          -0-        (.03)
Total dividends and
  distributions                            (.28)        (.59)        (.67)        (.80)        (.81)        (.88)
Net asset value, end of period            $8.51        $8.22        $8.28        $7.87        $7.68        $5.58
Market value, end of period               $8.15        $7.37        $7.74        $7.87        $8.15        $6.29
Premium/(Discount)                        (4.23)%     (10.34)%      (6.52)%       0.00%        6.12%       12.72%

Total Return
Total investment return based on:(d)
  Market value                             7.27%        3.07%        7.10%        6.91%       45.71%       (6.14)%
  Net asset value                         14.58%        7.46%       14.57%       13.45%       54.77%         .23%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $174,361     $168,449     $178,560     $178,735     $173,182     $124,834
Ratios to average net assets of:
  Expenses                                 1.62%(e)     1.71%        1.49%        1.44%        1.72%        2.12%
  Expenses, excluding
    interest expense(f)                    1.11%(e)     1.13%        1.13%        1.15%        1.21%        1.15%
  Net investment income                    6.51%(e)     7.10%        8.06%        9.76%       11.88%       10.81%
Portfolio turnover rate                      21%          55%          63%          95%          80%          63%


See footnote summary on page 44.


ACM MANAGED DOLLAR INCOME FUND o 43


(a) As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2006, was to decrease net investment income per share by $0.01 and increase net realized and unrealized gain (loss) on investment transactions per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.15%.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year end September 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss on investment by $0.01 and decrease the ratio of net investment income to average net assets from 10.91% to 10.81%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) Excludes net interest expense of 51%, .61%, .36%, .29%, .51% and .97%, respectively, on borrowings.


44 o ACM MANAGED DOLLAR INCOME FUND


ADDITIONAL INFORMATION
(unaudited)

Supplemental Proxy Information

The Annual Meeting of Stockholders of the ACM Managed Dollar Income Fund, Inc. was held on May 4, 2007.
A description of each proposal and number of shares voted at the meeting are as follows:


                                                                             Abstain/
                                                                             Authority
                                                            Voted for        Withheld
----------------------------------------------------------------------------------------
1. To elect Class One directors:
   (terms expire in 2010)             David H. Dievler      18,927,869        533,409
                                      Michael J. Downey     18,939,426        521,852
                                      Nancy P. Jacklin      18,938,781        522,496
2. To elect a Class Three director:
   (term expires in 2009)             Earl D. Weiner        18,941,550        519,728


ACM MANAGED DOLLAR INCOME FUND o 45


BOARD OF DIRECTORS

William H.Foulk, Jr.,(1) Chairman
Marc O.Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Gershon Distenfeld(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Administrator(3)

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Dividend Paying Agent, Transfer Agent and Registrar

ComputerShare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Independent Registered Public Accounting Firm

Ernst& Young LLP
5 Times Square
New York,NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


See footnote summary on page 47.


46 o ACM MANAGED DOLLAR INCOME FUND


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income and Global Credit Teams. While all members of the team work jointly to determine the majority of the investment stategy including security selection for the Fund, Messrs. Paul J. DeNoon and Gershon M. Distenfeld, members of the Global Fixed Income Emerging Market Investment Team and Global Credit Team, respectively, are primarily responsible for the day-to-day management of the Fund's portfolio.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements therein, is transmitted to the shareholders of ACMManaged Dollar Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     Annual Certifications - As required, on April 26, 2007, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

(3) Prior to April 1, 2007, the Fund's Administrator was Princeton Administrators, L.P., P.O. Box 9095, Princeton, NJ 08543-9095.


ACM MANAGED DOLLAR INCOME FUND o 47


Information Regarding the Review and Approval of the Fund's Advisory and Administration Agreements

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser and an Administration Agreement between the Adviser (in such capacity, the "Administrator") and the Fund at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement and approval of the Administration Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement and approval of the Administration Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

8. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;


48 o ACM MANAGED DOLLAR INCOME FUND


9. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

10. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser;

12.  the terms of the Advisory Agreement; and

13.  the terms of the Administration Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, and (ii) between the Fund and the Administrator, as provided in the Administration Agreement were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement and to approve the Administration Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund and that the Administrator should be the administrator of the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement and to the Administrator pursuant to the Administration Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such


ACM MANAGED DOLLAR INCOME FUND o 49


services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that the Fund had a separate administration agreement with a third party and paid separate administration fees to such third party, and that it was proposed that the Administration Agreement be approved effective April 1, 2007.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and to be provided by the Administrator under the Administration Agreement and noted that the scope of services provided by advisers and administrators of funds had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser (including in its capacity as Administrator of the Fund) is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided or to be provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.


50 o ACM MANAGED DOLLAR INCOME FUND


The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance of the Fund as compared to other funds in the Lipper Flexible Income Funds Average (the "Lipper Average") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (inception October 1993) and for each of the last ten calendar years, and as compared to the JP Morgan Emerging Markets Bond Index Plus (the "Index") for periods ended June 30, 2006 for the YTD, 1-, 3-, 5- and 10-year periods (information was not available for the since inception period). The directors noted that in the Lipper Average comparison (seven funds in the YTD period, including the Fund and ACM Managed Income Fund, Inc., another closed-end fund advised by the Adviser), the Fund's performance


ACM MANAGED DOLLAR INCOME FUND o 51


was significantly above the Lipper median in all periods reviewed except in the YTD period when it was materially below the Lipper median and that the Fund's calendar year performance was also significantly above the Lipper median in every year except 2002 when it was materially below the Lipper median and 1998 and 2000 when it was significantly below the Lipper median. The directors further noted that the Fund outperformed the Index in the YTD, 3- and 5-year periods and underperformed the Index in the 1- and 10-year periods. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal period actual management fees paid by the Fund (advisory fees paid to the Adviser and administration fees paid to an entity that is not affiliated with the Adviser for administrative services) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser and that such open-end funds had benefited from such reductions since 2004. At the meeting the directors considered and agreed to the Adviser's proposals for the termination of the Fund's then current administration agreement with a third party for a 12 basis point fee and the approval of the Administration Agreement with the Administrator for an amount equal to no more than the cost to the Administrator of providing administrative services. In evaluating the Adviser's proposals the directors noted that the change was projected to result in cost savings to the Fund.

The Adviser informed the directors that there are no institutional products managed by it that have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser's Form ADV and noted that it charges institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., fixed income taxable securities).

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by


52 o ACM MANAGED DOLLAR INCOME FUND


non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.

In evaluating the Adviser's proposal, the directors took into account the fact that the Fund utilizes leverage and that as a result the Fund's assets that the Adviser invests and reinvests are materially greater than its net assets. However, the advisory fee is calculated based on the Fund's net assets. The directors noted that many leveraged funds pay advisory fees based on "adjusted net assets" which results in such funds paying advisory fees on the assets supported by leverage, and that if the advisory fee paid by the Fund was expressed as a percentage of its adjusted net assets the fee rate would be materially lower than the rate stated in the Advisory Agreement.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by
Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective. The directors noted that because of the small number of funds in the Fund's Lipper category, at the request of the Adviser and the Fund's Senior Officer, Lipper had expanded the Expense Group and Expense Universe of the Fund to include funds that are allowed to utilize leverage but do not do so. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's latest fiscal period actual management fees of 87 basis points (combined advisory fee paid under the Advisory Agreement and an administration fee paid to an entity that is not affiliated with the Adviser) were significantly higher than the Expense Group median and significantly higher than the Expense Universe median. The directors also noted that the Fund's total expense ratio was the same as the Expense Group median and significantly higher than the Expense Universe median. The directors noted that the Fund's expense ratio was in part due to the Fund's relatively small size (less than $175 million as of June 30, 2006). The directors concluded that the Fund's expense ratio was acceptable.


ACM MANAGED DOLLAR INCOME FUND o 53


Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized by the Adviser.


54 o ACM MANAGED DOLLAR INCOME FUND


SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Information Regarding New or Amended Investment Policies

The Fund's Board of Directors recently approved a broader investment policy that permits the Fund to invest in other investment companies to the full extent permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. The Board of Directors also approved the Fund's investments of uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call ComputerShare Trust Company, N.A. at (800) 219-4218.


ACM MANAGED DOLLAR INCOME FUND o 55


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
California Municipal Income Fund
AllianceBernstein National Municipal Income Fund*
New York Municipal Income Fund
The Spain Fund

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


56 o ACM MANAGED DOLLAR INCOME FUND


Privacy Notice

AllianceBernstein, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


ACM MANAGED DOLLAR INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


ACMV-0152-0307


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.        DESCRIPTION OF EXHIBIT
----------         ----------------------

12 (b) (1)         Certification of Principal Executive Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)         Certification of Principal Financial Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  ACM Managed Dollar Income Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: May 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: May 30, 2007

By:   /s/ Joseph J. Mantineo
      ----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: May 30, 2007